UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2011

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-15683 (Commission File Number)	88-0381646 (IRS Employer Identification No.)

No. 1 Yantai Third Road, Centralism Area, Haping Road,
Harbin Economic and Technological Development Zone
Harbin, Heilongjiang Province, People’s Republic of China, 150060
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-5175 0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 21, 2011, the board of directors (the “Board of Directors”) of China Green Material Technologies, Inc. (hereinafter, the “Company” or “we” or similar, corresponding pronouns), based upon the recommendation of the audit committee of the Board of Directors (the “Audit Committee”), and after consultation with management of the Company, concluded that the Company’s previously issued unaudited financial statements for the quarters ended June 30, 2010 and September 30, 2010 included in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on August 16, 2010 and November 9, 2010, respectively (the “Original Filings”), should no longer be relied upon because of errors in such unaudited financial statements.  Accordingly, the Company plans to restate its financial statements for the quarters ended June 30, 2010 and September 30, 2010 and file amendments to the Original Filings which amendments will include such restated financial statements.

The amendments to the Original Filings are anticipated to be filed with the Securities and Exchange Commission (the “S.E.C.”) as promptly as practicable following the filing of this Form 8-K, and in any event before March 31, 2011.  Until the Company has restated its applicable financial statements and amended the Original Filings to include such restated financial statements, investors and other users of the Company’s S.E.C. filings are cautioned not to rely on the Company’s financial statements for the quarterly periods ended June 30, 2010 and September 30, 2010 and any related earnings releases or other related communications.

The Chief Financial Officer of the Company, authorized by the Audit Committee for this purpose, discussed the matters disclosed in this current report on Form 8-K with Goldman Kurland & Mohidin, LLP, the Company’s independent registered public accounting firm.

Underlying Facts.  The facts underlying the conclusion by the Board of Directors referred to above are as follows:

On April 6, 2010 the Company issued warrants to purchase 437,500 shares of the Company’s common stock to two investor relations firms, and on July 12, 2010 the Company issued warrants to purchase 20,000 shares of the Company’s common stock to one investor relations firm.  All of the warrants have a per-share exercise price of $0.90, and include an anti-dilution provision that would adjust the warrant exercise price if the Company issues or sells any shares of common stock or securities convertible into common stock for a consideration per share of common stock less than the per-share exercise price of the warrants.

We originally accounted for the warrants as equity instruments, and recorded an expense attributable to the related investor relations services over the period in which the services were to be received from the investor relations firms, with a corresponding credit to equity (additional paid in capital).  The amount of the expense was determined based on a straight-line amortization of the fair value of the warrants  over the period of service.  However, this original accounting treatment by us did not correctly apply the principles set forth in ASC 815-15, “Determining Whether an Instrument (or Embedded Feature) is indexed to an Entity's Own Stock,” which the FASB finalized in June 2008 and which became effective for fiscal years beginning after December 15, 2008.  Because of the anti-dilution provision described above, under ASC 815-15 the warrants should not have been considered to be indexed to the Company's stock but instead the warrants should have been accounted for as derivative liabilities.  Our failure to correctly apply these principles constitutes an “Error in Previously Issued Financial Statements” as contemplated by Accounting Standards Codification (ASC) 250-10-20.  We commenced our review of the accounting treatment for these warrants after receipt of a comment letter from the Staff of the Securities and Exchange Commission following their review of our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the period ended June 30, 2010.

At June 30, 2010, the derivative liabilities associated with the warrants issued in April 2010 had a fair value of $734,838, which was determined using the Black Scholes Option Pricing Model with the following assumptions: (i) as to 437,500 of the warrants: discount rate –  0.32%; dividend yield – 0%; expected volatility – 143.97% and expected term of 0.75 year.

At September 30, 2010, the derivative liabilities associated with the warrants issued in April 2010 and in July 2010 had an aggregate fair value of $356,610, which was determined using the Black Scholes Option Pricing Model with the following assumptions: discount rate – 0.19%; dividend yield – 0%; expected volatility – 89.46% and expected term of 0.5 year.

The following table summarizes the effect of the restatement of the Company’s financial statements resulting from the correction of the error described above.

	2010
	Quarter to Date		Year to Date
	June 30	September 30	June 30	September 30
Net Income to Common Shareholders
As reported	$944,821	$1,690,924	$1,379,720	$3,070,644
Adjustments	$318,339	$257,710	$318,339	$576,049
As restated	$1,263,160	$1,948,634	$1,698,059	$3,646,693

Net Income per Common Share (Basic and Diluted)
As reported	$0.04	$0.07	$0.06	$0.13
Adjustments	$0.01	$0.01	$0.01	$0.02
As restated	$0.05	$0.08	$0.07	$0.15

	As of
	June 30, 2010	September 30, 2010
Derivative Liabilities
As reported	$-	$-
Adjustments	$734,838	$356,610
As restated	$734,838	$356,610

Unamortized IR Services Expenses
As reported	$-	$-
Adjustments	$591,507	$369,602
As restated	$591,507	$369,602
	As of
	June 30, 2010	September 30, 2010
Stockholders' Equity
As reported	$39,592,596	$42,065,568
Adjustments	$(143,331)	$12,991
As restated	$39,449,265	$42,078,559

Cautionary Note Regarding Forward-Looking Statements.  Certain of the statements set forth in this Current Report on Form 8-K are “forward looking statements” within the meaning of the Private Litigation Reform Act of 1995.  Forward looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or words or expressions of similar meaning.  All forward looking statements involve risks and uncertainties relating to, among other things: the growth or sustainability of the market for biodegradable materials; the difficulty of achieving or maintaining a technological advantage over competitors; protection of intellectual property; changes in consumer preferences; limited management, labor and financial resources; and doing business in China, including currency value fluctuations, restrictions on remitting income to the United States and diplomatic tensions between China and the United States, and other risks identified in our filings with the Securities and Exchange Commission.  Our forward looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward looking statements will come to pass.  As a result, our actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by any forward looking statements.  Except as required by applicable laws, we undertake no obligation to update any forward looking statements, even if new information becomes available or other events occur in the future.

Item 7.01 Regulation FD Disclosure.

On March 21, 2011, the Company issued a press release announcing its upcoming restatement of financial statements. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 referenced herein and attached hereto, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 99.1   Press Release dated March 21, 2011: “China Green Material Technologies, Inc to Restate Financial Statements for the Quarters Ended June 30, 2010 and September 30, 2010”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: March 21, 2011	By:	/s/ Zhonghao Su
Zhonghao Su, Chief Executive Officer